UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2015

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

On March 17, 2015, Aldeyra Therapeutics, Inc. issued a press release announcing that it has opened enrollment for its Phase II clinical trial of NS2 for patients with Sjögren-Larsson Syndrome and that the U.S. Food and Drug Administration has accepted the its submission of an amended protocol for its Phase II clinical study trial of NS2 in patients with noninfectious anterior uveitis.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits – The following exhibits are filed as part of this report:

99.1	Press Release of Aldeyra Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady, M.D., Ph.D.
	Name:	Todd C. Brady, M.D., Ph.D.
	Title:	President and Chief Executive Officer

Dated: March 17, 2015